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                                                              EXHIBIT (i)(2)(d)

                                ADDENDUM NO. 24

                                      TO

                         SERVICE AND EXPENSE AGREEMENT

                                    between

                        AMERICAN HOME ASSURANCE COMPANY
           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           AIG RISK MANAGEMENT, INC.
               BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                    COMMERCE AND INDUSTRY INSURANCE COMPANY
                   DELAWARE AMERICAN LIFE INSURANCE COMPANY
         AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                          AIG LIFE INSURANCE COMPANY
           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
               THE INSURANCE COMPANY OF THE STATE OF PENNYLVANIA
                        PACIFIC UNION ASSURANCE COMPANY
                            AIU NORTH AMERICA, INC.
                             AIU INSURANCE COMPANY
                   AMERICAN INTERNATIONAL INSURANCE COMPANY
                       AIG HAWAII INSURANCE COMPANY INC.
           AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
               AMERICAN INTERNATIONAL SURPLUS LINES AGENCY, INC.
                         NORTH AMERICAN MANAGERS, INC.
                        AMERICAN LIFE INSURANCE COMPANY
                    ABEILLE GENERAL INSURANCE COMPANY, INC.
                           AIG CLAIM SERVICES, INC.
              AIG GLOBAL TRADE & POLITICAL RISK INSURANCE COMPANY
            AMERICAN INTERNATIONAL INSURANCE COMPANY OF NEW JERSEY
                            AIG EQUITY SALES CORP.
                   AMERICAN PACIFIC INSURANCE COMPANY, INC.
                                      and
                      AMERICAN INTERNATIONAL GROUP, INC.

   The Service and Expense Agreement made February 1, 1974 between American Home Assurance Company, American International Insurance Company, American International Life Assurance Company of New York, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Delaware American Life Insurance Company, Life Insurance Company of New Hampshire, National Union Fire Insurance Company of Pittsburgh, Pa., The Insurance Company of the State of Pennsylvania, Transatlantic Reinsurance Company and American International Group, Inc. (the "Agreement") is hereby amended effective December 1998, in the following respects:

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1. The title of the Agreement is hereby amended to read in its entirety as follows:

                         SERVICE AND EXPENSE AGREEMENT
                                     among
                        AMERICAN HOME ASSURANCE COMPANY
           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           AIG RISK MANAGEMENT, INC.
               BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                    COMMERCE AND INDUSTRY INSURANCE COMPANY
                   DELAWARE AMERICAN LIFE INSURANCE COMPANY
                          AIG LIFE INSURANCE COMPANY
           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
               THE INSURANCE COMPANY OF THESTATE OF PENNSYLVANIA
                        PACIFIC UNION ASSURANCE COMPANY
                            AIU NORTH AMERICA, INC.
                             AIU INSURANCE COMPANY
         AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                       AIG HAWAII INSURANCE COMPANY INC.
                    AMERICAN INTERNATIONAL INSURNCE COMPANY
               AMERICAN INTERNATIONAL SURPLUS LINES AGENCY, INC.
                         NORTH AMERICAN MANGERS, INC.
                        AMERICAN LIFE INSURANCE COMPANY
                     AIG NATIONAL INSURANCE COMPANY, INC.
          (formerly known as Abeille General Insurance Company, Inc.)
                           AIG CLAIM SERVICES, INC.
              AIG GLOBAL TRADE & POLITICAL RISK INSURANCE COMPANY
            AMERICAN INTERNATIONAL INSURANCE COMPANY OF NEW JERSEY
                            AIG EQUITY SALES CORP.
                   AMERICAN PACIFIC INSURANCE COMPANY, INC.
                              A. I. CREDIT CORP.
                          LEXINGTON INSURANCE COMPANY
                          LANDMARK INSURANCE COMPANY
                                      and
                      AMERICAN INTERNATIONAL GROUP, INC.

2. The title of the Agreement is amended by changing the word "between" to "among" as indicated in item 1. above.

3. The Agreement is amended by adding to the parties set forth that are collectively called the "Companies", "A. I. Credit Corp.", "AIG National Insurance Company, Inc. (formerly known as Abeille General Insurance Company, Inc.)", "Landmark Insurance Company".

4. The first introductory paragraph is revised to read:

   "WHEREAS, the Companies are all subsidiaries of AIG and share among

                                      2

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       themselves and with certain other subsidiaries and affiliates of AIG certain expenses, equipment, office space, services and personnel, and it is desired that AIG shall furnish or shall cause one or more of its subsidiaries, including one or more of the Companies, to furnish such equipment, office space, services and personnel to the Companies and certain of AIG's other subsidiaries and affiliates, and"

   IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in New York, by their duly authorized representatives this 30th day of December, 1998.

AMERICAN HOME ASSURANCE COMPANY           by: /s/
                                              ---------------------------------
                                              Senior Vice President

AMERICAN INTERNATIONAL LIFE
ASSURANCE COMPANY OF NEW YORK             by: /s/
                                              ---------------------------------
                                              Vice President

AIG RISK MANAGEMENT, INC.                 by: /s/
                                              ---------------------------------
                                              Senior Vice President

BIRMINGHAM FIRE INSURANCE COMPANY
OF PENNSYLVANIA                           by: /s/
                                              ---------------------------------
                                              Senior Vice President

COMMERCE AND INDUSTRY INSURANCE
COMPANY                                   by: /s/
                                              ---------------------------------
                                              Senior Vice President

DELAWARE AMERICAN LIFE INSURANCE
COMPANY                                   by: /s/
                                              ---------------------------------
                                              Vice President

AIG LIFE INSURANCE COMAPNY                by: /s/
                                              ---------------------------------
                                              Vice President

NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA                 by: /s/
                                              ---------------------------------
                                              Senior Vice President

THE INSURANCE COMPANY OF THE
STATE OF PENNSYLVANIA                     by: /s/
                                              ---------------------------------
                                              Senior Vice President

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PACIFIC UNION ASSURANCE COMPANY         by: /s/
                                            ---------------------------------
                                            Vice President

AIU NORTH AMERICA, INC.                 by: /s/
                                            ---------------------------------
                                            Secretary

AIU INSURANCE COMPANY                   by: /s/
                                            ---------------------------------
                                            Senior Vice President

AMERICAN INTERNATIONAL INSURANCE
COMPANY                                 by: /s/
                                            ---------------------------------
                                            Secretary

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF CALIFORNIA, INC.             by: /s/
                                            ---------------------------------
                                            Secretary

AIG HAWAII INSURACNE COMPANY INC.       by: /s/
                                            ---------------------------------
                                            Secretary

AMERICAN INTERNATIONAL SPECIALTY
LINES INSURANCE COMPANY                 by: /s/
                                            ---------------------------------
                                            Secretary

AMERICAN INTERNATIONAL SURPLUS
LINES AGENCY, INC.                      by: /s/
                                            ---------------------------------
                                            Secretary

NORTH AMERICAN MANAGERS, INC.           by: /s/
                                            ---------------------------------
                                            Secretary

AMERICAN LIFE INSURANCE COMPANY         by: /s/
                                            ---------------------------------
                                            Secretary

AIG NATIONAL INSURANCE COMPANY,
INC.                                    by: /s/
                                            ---------------------------------
                                            Secretary

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AIG CLAIM SERVICES, INC.                by: /s/
                                            ---------------------------------
                                            Secretary

AIG GLOBAL TRADE & POLITICAL RISK
INSURANCE COMPANY                       by: /s/
                                            ---------------------------------
                                            Secretary

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF NEW JERSEY                   by: /s/
                                            ---------------------------------
                                            Secretary

AIG EQUITY SALES CORP.                  by: /s/
                                            ---------------------------------
                                            Secretary

AMERICAN PACIFIC INSURANCE
COMPANY, INC.                           by: /s/
                                            ---------------------------------
                                            President

A.I. CREDIT CORP.                       by: /s/
                                            ---------------------------------
                                            President

LEXINGTON INSURANCE COMPANY             by: /s/
                                            ---------------------------------
                                            Senior Vice President

LANDMARK INSURANCE COMPANY              by: /s/
                                            ---------------------------------
                                            Secretary

AMERICAN INTERNATIONAL GROUP, INC.      by: /s/
                                            ---------------------------------
                                            Secretary

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